EXHIBIT 99.2



                               FIRST QUARTER 2007

                    Supplemental Operating and Financial Data


                     Camden Clearbrook - Frederick, Maryland
                               297 Apartment Homes
            Construction Completed January 2007, Currently 91% Leased


                              Camden Property Trust
                        Three Greenway Plaza, Suite 1300
                              Houston, Texas 77046
                      Phone: 713-354-2500 Fax: 713-354-2700
                              www.camdenliving.com

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

CAMDEN                                                         TABLE OF CONTENTS
--------------------------------------------------------------------------------
                                                                            Page

Press Release Text                                                             3
Financial Highlights                                                           6
Operating Results                                                              7
Funds from Operations                                                          8
Balance Sheets                                                                 9
Portfolio Statistics                                                          10
Components of Property Net Operating Income                                   11
"Same Property" First Quarter Comparisons                                     12
"Same Property" Sequential Quarter Comparisons                                13
Joint Venture Operations                                                      14
Current Development Pipeline                                                  15
Joint Venture Development Pipeline                                            16
Future Development Pipeline & Land Held for Sale                              17
Redevelopment Summary                                                         18
Notes Receivable Summary                                                      19
Acquisitions & Dispositions                                                   20
Debt Analysis                                                                 21
Debt Covenant Analysis                                                        22
Capitalized Expenditures & Maintenance Expense                                23
Non-GAAP Financial Measures - Definitions & Reconciliations                   24
Other Data                                                                    26
Community Table                                                               27

 Camden Property Trust Announces First Quarter 2007 Operating Results


    HOUSTON--(BUSINESS WIRE)--April 26, 2007--Camden Property Trust (NYSE:CPT) announced that its funds from operations ("FFO") for the first quarter of 2007 totaled $0.89 per diluted share or $55.9 million, as compared to $0.88 per diluted share or $51.8 million reported for the same period in 2006. The Company reported net income ("EPS") of $13.0 million or $0.22 per diluted share for the first quarter of 2007 compared to $41.4 million or $0.75 per diluted share for the same period in 2006. EPS for the three months ended March 31, 2006 included a $0.50 per diluted share impact from gain on sale of properties and discontinued operations. A reconciliation of net income to FFO is included in the financial tables accompanying this press release.

    Same-Property Results

    For the 44,604 apartment homes included in consolidated same-property results, first quarter 2007 same-property net operating income ("NOI") growth was 5.5% compared to the first quarter of 2006, with revenues increasing 5.1% and operating expenses increasing 4.4%. On a sequential basis, first quarter 2007 same-property NOI increased 2.6% compared to fourth quarter 2006, with revenues increasing 1.6% and expenses increasing 0.1% compared to the prior quarter. Same-property physical occupancy levels for the portfolio averaged 94.4% during the first quarter of 2007, compared to 96.0% in the first quarter of 2006 and 94.1% in the fourth quarter of 2006. The Company defines same-property communities as communities owned by Camden and stabilized as of January 1, 2006, excluding properties held for sale and communities under redevelopment. A reconciliation of net income to net operating income and same-property net operating income is included in the financial tables accompanying this press release.

    Development Activity

    As of March 31, 2007, Camden had five completed apartment communities in lease-up: Camden Clearbrook in Frederick, MD, a $46.0 million project that is currently 91% leased; Camden Manor Park in Raleigh, NC, a $52.0 million project that is currently 87% leased; Camden Westwind in Ashburn, VA, a $97.6 million project that is currently 76% leased; Camden Old Creek in San Marcos, CA, a $98.0 million project that is currently 61% leased; and Camden Royal Oaks in Houston, TX, a $22.0 million project that is currently 52% leased.

    The Company's current development pipeline under construction includes six wholly-owned communities comprising 2,046 apartment homes with a total budgeted cost of $422.0 million. Camden also has five joint venture communities under development comprising 1,528 apartment homes with a total budgeted cost of $367.9 million.

    The Company's future development pipeline currently consists of 16 potential developments comprising 5,368 apartment homes and a total estimated cost of nearly $1.4 billion. The future pipeline represents projects in the early phase of the development process for which Camden either owns the land, has an option to acquire the land or enter into a leasehold interest, or is the buyer under a long-term conditional contract.

    Acquisition/Disposition Activity

    There was no acquisition or disposition activity during the first quarter of 2007. Subsequent to quarter-end, the Company acquired
Camden South Congress, a 253-home apartment community in Austin, TX.

    Properties and Land Held for Sale

    At March 31, 2007, Camden had three operating communities consisting of 930 apartment homes classified as held for sale: Camden Downs, a 254-home apartment community in Louisville, KY; Camden Taravue, a 304-home apartment community in St. Louis, MO; and Camden Trace, a 372-home apartment community in St. Louis, MO. The Company also had 5.7 acres of undeveloped land in Miami, FL, Boca Raton, FL and Dallas, TX classified as held for sale at quarter-end.

    Earnings Guidance

    Camden maintained its earnings guidance for 2007 based on its current and expected views of the apartment market and general economic conditions. Full-year 2007 FFO is expected to be between $3.60 and $3.90 per diluted share, and full-year 2007 EPS is expected to be between $0.95 and $1.25 per diluted share. Second quarter 2007 earnings guidance is $0.88 to $0.92 per diluted share for FFO and $0.21 to $0.25 per diluted share for EPS. Guidance for EPS excludes potential future gains on the sale of operating properties. Camden intends to update its earnings guidance to the market on a quarterly basis.

    The Company's 2007 earnings guidance is based on projections of same-property NOI growth between 5.5% and 7.5%, acquisitions of $0 - $100 million, dispositions of $175 - $450 million and new development starts of $350 - $500 million. Camden updates its earnings guidance to the market on a quarterly basis. A reconciliation of expected net income to expected FFO is included in the financial tables accompanying this press release.

    Conference Call

    The Company will hold a conference call on Friday, April 27, 2007 at 9:00 a.m. Central Time to review its first quarter results and discuss its outlook for future performance. To participate in the call, please dial (877) 407-0778 (domestic) or (201) 689-8565
(international) by 8:50 a.m. Central Time and request the Camden Property Trust First Quarter 2007 Earnings Call, or join the live webcast of the conference call by accessing the Investor Relations section of the Company's website at www.camdenliving.com. Supplemental financial information is available in the Investor Relations section of the Company's website under Earnings Releases or by calling Camden's Investor Relations Department at (800) 922-6336.

    Forward-Looking Statements

    In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

    About Camden

    Camden Property Trust is a real estate company engaged in the ownership, development, acquisition, management and disposition of multifamily apartment communities. Camden owns interests in and operates 188 properties containing 64,769 apartment homes across the United States. Upon completion of 11 properties under development, the Company's portfolio will increase to 68,343 apartment homes in 199 properties.

    For additional information, please contact Camden's Investor
Relations Department at (800) 922-6336 or (713) 354-2787 or access our website at www.camdenliving.com.

CAMDEN                                              FINANCIAL HIGHLIGHTS
                               (In thousands, except per share, property
                                                data amounts and ratios)
------------------------------------------------------------------------
(Unaudited)
                                        Three Months Ended March 31,
                              ------------------------------------------
                                             2007                  2006
                              ------------------------------------------
Total property revenues (a)              $152,648              $145,814

EBITDA                                     86,159                84,544

Net income                                 13,037                41,443
      Per share - basic                      0.22                  0.76
      Per share - diluted                    0.22                  0.75

Income from continuing
 operations                                12,244                12,395
       per share - basic                     0.21                  0.23
       per share - diluted                   0.21                  0.23

Funds from operations                      55,919                51,839
       Per share - diluted                   0.89                  0.88

Dividends per share                          0.69                  0.66
Dividend payout ratio                        77.5%                 75.0%

Interest expensed                          27,908                31,037
Interest capitalized                        5,136                 5,199
                              --------------------  --------------------
    Total interest incurred                33,044                36,236

Principal amortization                      3,535                 3,622
Preferred dividends &
 distributions                              1,750                 1,750

Interest expense coverage
 ratio                                        3.1 x                 2.7 x
Total interest coverage ratio                 2.6 x                 2.3 x
Fixed charge expense coverage
 ratio                                        2.6 x                 2.3 x
Total fixed charge coverage
 ratio                                        2.2 x                 2.0 x

Same property NOI increase (b)                5.5%                 10.2%
  (# of apartment homes
   included)                               44,604                49,557

Gross turnover of apartment
 homes (annualized)                            59%                   61%
Net turnover (excludes on-site
 transfers and transfers to
 other Camden communities)                     52%                   54%

                                                As of March 31,
                              ------------------------------------------
                                             2007                  2006
                              ------------------------------------------
Total assets                           $4,679,880            $4,618,404
Total debt                             $2,466,596            $2,741,653
Common and common equivalent
 shares, outstanding end of
 period (c)                                63,000                59,088
Share price, end of period                 $70.31                $72.05
Preferred units, end of period            $97,925               $97,925
Book equity value, end of
 period (d)                            $1,930,941            $1,603,779
Market equity value, end of
 period (d)                            $4,529,530            $4,357,290

Debt to total market
 capitalization ratio                        35.3%                 38.6%

Unencumbered real estate
 assets (at cost) to unsecured
 debt ratio                                   225%                  195%

(a)  Excludes discontinued operations.
(b) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2006, excluding properties held for sale and communities under redevelopment.
(c) Includes at March 31, 2007: 59,505 common shares (including 557 common share equivalents related to share awards & options), plus common share equivalents upon the assumed conversion of minority interest units (3,495)
(d) Includes: common shares, preferred and common units, and common share equivalents

Note: Please refer to pages 24 and 25 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN                                               OPERATING RESULTS
                                  (In thousands, except per share and
                                                property data amounts)
----------------------------------------------------------------------
(Unaudited)                              Three Months Ended
                                             March 31,
                              ----------------------------------------
OPERATING DATA                       2007                2006
----------------------------------------------------------------------
Property revenues
Rental revenues                          $137,381            $133,255
Other property revenues                    15,267              12,559
                              ----------------------------------------
   Total property revenues                152,648             145,814

Property expenses
Property operating and
 maintenance                               40,447              38,371
Real estate taxes                          16,534              16,317
                              ----------------------------------------
   Total property expenses                 56,981              54,688

Non-property income
Fee and asset management                    2,386               2,477
Interest and other income                   1,562                 753
Income on deferred
 compensation plans                         2,306                  50
                              ----------------------------------------
   Total non-property income                6,254               3,280

Other expenses
Property management                         4,728               4,226
Fee and asset management                    1,620               1,366
General and administrative                  8,054               7,414
Interest                                   27,908              31,037
Depreciation and amortization              40,321              36,681
Amortization of deferred
 financing costs                              916               1,047
Expense on deferred
 compensation plans                         2,306                  50
                              ----------------------------------------
   Total other expenses                    85,853              81,821
                              ----------------------------------------

Income from continuing
 operations before gain on
 sale of properties,
equity in income of joint
 ventures, minority interests
 and income taxes                          16,068              12,585
Gain on sale of properties,
 including land                                 -                 499
Equity in income of joint
 ventures                                     735               2,317
Minority interests
Distributions on perpetual
 preferred units                           (1,750)             (1,750)
Income allocated to common
 units and other minority
 interests                                   (904)             (1,256)
                              ----------------------------------------
Income from continuing
 operations before income
 taxes                                     14,149              12,395
Income tax expense                           (721)                  -
Income tax expense on sale of
 depreciable operating
 properties                                (1,184)                  -
                              ----------------------------------------
Income from continuing
 operations                                12,244              12,395
Income from discontinued
 operations                                   946               2,476
Gain on sale of discontinued
 operations                                     -              27,392
Income from discontinued
 operations allocated to
 common units                                (153)               (820)
                              ----------------------------------------
Net income                                $13,037             $41,443
                              ========================================

PER SHARE DATA
------------------------------
  Net income - basic                        $0.22               $0.76
  Net income - diluted                       0.22                0.75
  Income from continuing
   operations - basic                        0.21                0.23
  Income from continuing
   operations - diluted                      0.21                0.23

Weighted average number of
 common and
  common equivalent shares
   outstanding:
     Basic                                 58,813              54,290
     Diluted                               59,994              55,474

PROPERTY DATA
------------------------------
  Total operating properties
   (end of period) (a)                        187                 187
  Total operating apartment
   homes in operating
   properties (end of period)
   (a)                                     64,516              64,384
  Total operating apartment
   homes (weighted average)                53,097              57,177
  Total operating apartment
   homes - excluding
   discontinued operations
   (weighted average)                      52,167              53,448

(a)  Includes joint ventures and properties held for sale.

Note: Please refer to pages 24 and 25 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN                                           FUNDS FROM OPERATIONS
                                  (In thousands, except per share and
                                                property data amounts)
----------------------------------------------------------------------
(Unaudited)                              Three Months Ended
                                             March 31,
                              ----------------------------------------
FUNDS FROM OPERATIONS                 2007                2006
----------------------------------------------------------------------
  Net income                               $13,037            $41,443
  Real estate depreciation and
   amortization from
   continuing operations                    39,606             36,027
  Real estate depreciation
   from discontinued
   operations                                    -                718
  Adjustments for
   unconsolidated joint
   ventures                                  1,086                781
  Income from continuing
   operations allocated to
   common units                                853              1,205
  Income from discontinued
   operations allocated to
   common units                                153                820
  (Gain) on sale of operating
   properties, net of taxes                  1,184                  -
  (Gain) on sale of
   discontinued operations                       -            (27,392)
  (Gain) on sale of joint
   venture properties                            -             (1,763)
                              ----------------------------------------
     Funds from operations -
      diluted                              $55,919            $51,839
                              ========================================

PER SHARE DATA
------------------------------
  Funds from operations -
   diluted                                   $0.89              $0.88
  Cash distributions                          0.69               0.66

Weighted average number of
 common and common equivalent
 shares outstanding:
     FFO - diluted                          63,021             58,988

PROPERTY DATA
------------------------------
  Total operating properties
   (end of period) (a)                         187                187
  Total operating apartment
   homes in operating
   properties (end of period)
   (a)                                      64,516             64,384
  Total operating apartment
   homes (weighted average)                 53,097             57,177
  Total operating apartment
   homes - excluding
   discontinued operations
   (weighted average)                       52,167             53,448


(a) Includes joint ventures and properties held for sale.

CAMDEN                                                                                     BALANCE SHEETS
                                                                                           (In thousands)
---------------------------------------------------------------------------------------------------------
                   (Unaudited)        Mar 31,        Dec 31,        Sep 30,        Jun 30,        Mar 31,
                                        2007           2006           2006           2006           2006
                              ---------------------------------------------------------------------------
ASSETS
Real estate assets, at cost
 Land                               $703,850       $693,312       $683,645       $697,690       $664,219
 Buildings and improvements        4,108,955      4,036,286      3,988,031      4,074,737      3,892,700
                              ---------------------------------------------------------------------------
                                   4,812,805      4,729,598      4,671,676      4,772,427      4,556,919
 Accumulated depreciation           (799,624)      (762,011)      (725,790)      (786,208)      (732,984)
                              ---------------------------------------------------------------------------
   Net operating real estate
    assets                         4,013,181      3,967,587      3,945,886      3,986,219      3,823,935
 Properties under development,
  including land                     410,002        369,861        351,246        427,500        419,843
 Investments in joint ventures         8,321          9,245          8,266          8,270          8,199
 Properties held for sale,
  including land                      32,879         32,763         45,074         55,562        188,477
                              ---------------------------------------------------------------------------
   Total real estate assets        4,464,383      4,379,456      4,350,472      4,477,551      4,440,454
Accounts receivable -
 affiliates                           34,854         34,170         33,624         33,408         33,361
Notes receivable
 Affiliates                           43,507         41,478         31,037         23,327         22,531
 Other                                11,565          3,855          3,855          9,211         13,264
Other assets, net (a)                118,329        121,336        112,801        111,636        102,269
Cash and cash equivalents              1,470          1,034          8,061         49,700          1,256
Restricted cash                        5,772          4,721          5,541          5,194          5,269
                              ---------------------------------------------------------------------------
   Total assets                   $4,679,880     $4,586,050     $4,545,391     $4,710,027     $4,618,404
                              ===========================================================================


LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
 Notes payable
  Unsecured                       $1,897,865     $1,759,498     $1,693,106     $1,940,693     $2,118,403
  Secured                            568,731        571,478        587,347        620,592        623,250
Accounts payable and accrued
 expenses                            110,486        124,834        120,566        117,301        116,215
Accrued real estate taxes             16,036         23,306         41,165         31,280         17,818
Other liabilities (b)                110,684        105,999        101,332         99,460         98,327
Distributions payable                 45,137         43,068         43,056         43,031         40,612
                              ---------------------------------------------------------------------------
  Total liabilities                2,748,939      2,628,183      2,586,572      2,852,357      3,014,625

Commitments and contingencies

Minority interests
 Perpetual preferred units            97,925         97,925         97,925         97,925         97,925
 Common units                        102,217        115,280        116,776        106,217        113,034
 Other minority interests             10,335         10,306         10,002         10,555         10,512
                              ---------------------------------------------------------------------------
  Total minority interests           210,477        223,511        224,703        214,697        221,471

Shareholders' equity
 Common shares of beneficial
  interest                               654            650            650            649            610
 Additional paid-in capital        2,199,713      2,183,622      2,176,170      2,172,616      1,908,099
 Distributions in excess of net
  income                            (243,786)      (213,665)      (206,442)      (293,386)      (289,482)
 Employee notes receivable            (2,025)        (2,036)        (2,047)        (2,035)        (2,046)
 Treasury shares, at cost           (234,092)      (234,215)      (234,215)      (234,871)      (234,873)
                              ---------------------------------------------------------------------------
  Total shareholders' equity       1,720,464      1,734,356      1,734,116      1,642,973      1,382,308
                              ---------------------------------------------------------------------------
  Total liabilities and
   shareholders' equity           $4,679,880     $4,586,050     $4,545,391     $4,710,027     $4,618,404
                              ===========================================================================


(a) includes:
     net deferred charges of:         $9,724        $10,295        $11,155        $13,120        $14,079
     value of in place leases of:        $61           $242           $452           $431         $1,156

(b) includes:
     deferred revenues of:            $3,321         $3,875         $5,256         $4,408         $4,843
     above/below market leases of:        $8            $32            $80            $13            $51
     distributions in excess
     of investments in joint
     ventures of:                    $18,805        $18,350        $18,044        $12,701        $11,556

CAMDEN                                                                                              PORTFOLIO STATISTICS
------------------------------------------------------------------------------------------------------------------------
(Unaudited)

COMMUNITY PORTFOLIO AT MARCH 31, 2007 (in apartment homes)

                                "Same   Non-"Same Wholly -    Joint   StabilizedCompleted   Total     Under      Total
                               Property" Property"   Owned    Venture  Operating in Lease- OperatingDevelopment
                                            (a)                                     up
                              ------------------------------------------------------------------------------------------
   D.C. Metro (b)(c)              2,663       733     3,396         -     3,396       761     4,157      1,914    6,071
   Las Vegas, NV                  2,937     1,080     4,017     4,047     8,064         -     8,064          -    8,064
   Los Angeles/Orange County,
    CA (d)                        1,770         -     1,770       421     2,191         -     2,191        290    2,481
   San Diego/Inland Empire, CA      846         -       846         -       846       350     1,196          -    1,196
   Tampa, FL                      5,097       538     5,635         -     5,635         -     5,635          -    5,635
   Dallas, TX                     5,989     1,328     7,317       456     7,773         -     7,773          -    7,773
   Houston, TX (e)                3,350       894     4,244     1,216     5,460       236     5,696      1,109    6,805
   SE Florida                     2,520         -     2,520         -     2,520         -     2,520          -    2,520
   Charlotte, NC                  3,713       433     4,146         -     4,146         -     4,146          -    4,146
   Orlando, FL                    3,296         -     3,296         -     3,296         -     3,296        261    3,557
   Atlanta, GA                    3,202         -     3,202         -     3,202         -     3,202          -    3,202
   Denver, CO                     2,209         -     2,209       320     2,529         -     2,529          -    2,529
   Raleigh, NC                    2,220         -     2,220         -     2,220       484     2,704          -    2,704
   Phoenix, AZ                    1,441         -     1,441       992     2,433         -     2,433          -    2,433
   Austin, TX                     2,135       390     2,525         -     2,525         -     2,525          -    2,525
   Other                          1,216     1,996     3,212     3,237     6,449         -     6,449          -    6,449
                              ------------------------------------------------------------------------------------------

               Total Portfolio   44,604     7,392    51,996    10,689    62,685     1,831    64,516      3,574   68,090

(a) Includes nine redevelopment properties (3,356 apartment homes) and the following three properties (930 apartment homes) held for sale and reported in discontinued operations: Camden Downs (254 apartment homes) in Louisville, KY;
    Camden Taravue (304 apartment homes) and Camden Trace (372 apartment homes) in St. Louis, MO.
(b) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.
(c) 508 units under development in College Park, MD are held through a joint venture investment.
(d) 290 units under development in Irvine, CA are held through a joint venture investment.
(e) 730 units under development in Houston, TX are held through joint venture investments.


FIRST QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION                     WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED:(h)

                         "Same Property"   Operating    Incl. JVs at        Mar 31    Dec 31    Sep 30    Jun 30    Mar 31
                           Communities  Communities (f)Pro Rata % (g)        2007      2006      2006      2006      2006
                         ---------------------------------------------  --------------------------------------------------
   D.C. Metro                      10.7%          13.0%          12.6%       95.5%     94.8%     96.6%     96.5%     96.0%
   Las Vegas, NV                    6.9%           8.0%           9.2%       95.5%     95.0%     95.3%     96.4%     96.7%
   Los Angeles/Orange
    County, CA                      7.4%           6.2%           6.2%       92.7%     93.5%     94.6%     95.6%     95.4%
   San Diego/Inland
    Empire, CA                      3.0%           2.9%           2.8%       93.8%     94.0%     94.6%     95.3%     94.1%
   Tampa, FL                        9.4%           8.6%           8.2%       94.5%     92.8%     94.9%     96.0%     96.7%
   Dallas, TX                       7.7%           8.5%           8.3%       94.4%     93.8%     94.5%     95.9%     95.5%
   Houston, TX                      5.9%           6.7%           6.9%       95.0%     94.1%     94.4%     95.4%     95.8%
   SE Florida                       9.0%           7.6%           7.3%       96.2%     95.4%     95.0%     96.2%     98.4%
   Charlotte, NC                    7.6%           7.2%           7.0%       95.1%     94.0%     95.6%     95.7%     96.2%
   Orlando, FL                      7.3%           6.1%           5.9%       92.6%     94.6%     95.0%     95.1%     97.3%
   Atlanta, GA                      7.0%           5.9%           5.7%       93.5%     94.1%     94.5%     95.2%     95.0%
   Denver, CO                       4.8%           4.0%           4.2%       94.5%     93.3%     94.8%     95.1%     94.0%
   Raleigh, NC                      4.3%           4.2%           4.0%       93.4%     92.4%     95.3%     95.3%     96.9%
   Phoenix, AZ                      3.6%           3.0%           3.2%       95.1%     94.4%     95.2%     95.5%     97.9%
   Austin, TX                       3.1%           3.1%           3.0%       93.8%     95.2%     94.8%     95.1%     95.1%
   Other                            2.3%           5.0%           5.5%       94.9%     93.8%     94.7%     95.3%     94.5%
                         ---------------------------------------------  --------------------------------------------------

          Total Portfolio         100.0%         100.0%         100.0%       94.6%     94.1%     95.0%     95.7%     96.0%

CAMDEN                                                                 COMPONENTS OF
                                                       PROPERTY NET OPERATING INCOME
                                                      (In thousands, except property
                                                                       data amounts)
------------------------------------------------------------------------------------
(Unaudited)
                                                      Three Months Ended March 31,
                                         Apartment
Property Revenues                          Homes      2007       2006       Change
                                         ---------- --------------------------------
"Same Property" Communities (a)             44,604   $128,324   $122,075     $6,249
Non-"Same Property" Communities (b)          3,106     10,512      7,039      3,473
Development and Lease-Up Communities (c)     3,877      4,378        576      3,802
Redevelopment Communities (d)                3,356      8,302      8,354        (52)
Dispositions / Other (e)                         -      1,132      7,770     (6,638)
                                         ---------- ---------- ---------- ----------
   Total Property Revenues                  54,943   $152,648   $145,814     $6,834

Property Expenses
"Same Property" Communities (a)             44,604    $47,898    $45,863     $2,035
Non-"Same Property" Communities (b)          3,106      3,224      2,170      1,054
Development and Lease-Up Communities (c)     3,877      1,954        268      1,686
Redevelopment Communities (d)                3,356      3,383      3,408        (25)
Dispositions / Other (e)                         -        522      2,979     (2,457)
                                         ---------- ---------- ---------- ----------
   Total Property Expenses                  54,943    $56,981    $54,688     $2,293

Property Net Operating Income
"Same Property" Communities (a)             44,604    $80,426    $76,212     $4,214
Non-"Same Property" Communities (b)          3,106      7,288      4,869      2,419
Development and Lease-Up Communities (c)     3,877      2,424        308      2,116
Redevelopment Communities (d)                3,356      4,919      4,946        (27)
Dispositions / Other (e)                         -        610      4,791     (4,181)
                                         ---------- ---------- ---------- ----------
   Total Property Net Operating Income      54,943    $95,667    $91,126     $4,541


Income from Discontinued Operations (f)         Three Months Ended March 31,
---------------------------------------
                                                         2007       2006
                                                    ---------------------
Property Revenues                                      $1,833     $6,599
Property Expenses                                         887      3,405
                                                    ---------- ----------
Property Net Operating Income                             946      3,194
Depreciation and Amortization                               -       (718)
Income from discontinued operations allocated
 to common units                                         (153)      (820)
Gain on sale of discontinued operations                     -     27,392
                                                    ---------- ----------
Income from Discontinued Operations                      $793    $29,048

Notes:
(a) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2006, excluding properties held for sale.
(b) Non-"Same Property" Communities are stabilized communities acquired or developed by the Company after January 1, 2006, excluding properties held for sale.
(c) Development and Lease-Up Communities are non-stabilized communities developed or acquired by the Company after January 1, 2006, excluding properties held for sale.

(d) Redevelopment Communities are non-stabilized communities redeveloped by the Company after January 1, 2006.
(e) Disposition Communities include those communities disposed of by the Company which are not classified as "Discontinued
    Operations". "Other" includes results from non-multifamily rental properties. "Other" property revenues includes the amortization of above and below market leases of communities acquired during 2006.
(f) Represents operating results for communities disposed of during 2006 or held for sale at March 31, 2007, of which Camden has, or expects to have, no continuing involvement.

                                                                                                                   "SAME PROPERTY"
CAMDEN                                                                                                   FIRST QUARTER COMPARISONS
                                                                                                                    March 31, 2007
                                                                                      (In thousands, except property data amounts)
----------------------------------------------------------------------------------------------------------------------------------
(Unaudited)
                               Revenues                           Expenses                             NOI
Quarterly Results (a)            1Q07      1Q06     Growth          1Q07      1Q06     Growth          1Q07     1Q06     Growth
----------------------------------------------------------------------------------------------------------------------------------
D.C. Metro                      $11,757   $11,210       4.9%        $3,184    $3,120       2.1%        $8,573  $8,090         6.0%
Las Vegas, NV                     8,096     7,844       3.2%         2,574     2,545       1.1%         5,522   5,299         4.2%
Los Angeles/Orange County, CA     8,428     8,286       1.7%         2,438     2,360       3.3%         5,990   5,926         1.1%
San Diego/Inland Empire, CA       3,804     3,668       3.7%         1,383     1,379       0.3%         2,421   2,289         5.8%
Tampa, FL                        13,238    12,513       5.8%         5,690     5,160      10.3%         7,548   7,353         2.7%
Dallas, TX                       12,137    11,452       6.0%         5,928     5,937     (0.2%)         6,209   5,515        12.6%
Houston, TX                       8,170     7,769       5.2%         3,397     3,356       1.2%         4,773   4,413         8.2%
SE Florida                       11,696    10,989       6.4%         4,456     3,984      11.8%         7,240   7,005         3.4%
Charlotte, NC                     9,674     9,044       7.0%         3,568     3,423       4.2%         6,106   5,621         8.6%
Orlando, FL                       9,291     9,044       2.7%         3,421     3,178       7.6%         5,870   5,866         0.1%
Atlanta, GA                       8,833     8,412       5.0%         3,180     3,190     (0.3%)         5,653   5,222         8.3%
Denver, CO                        5,786     5,559       4.1%         1,908     1,918     (0.5%)         3,878   3,641         6.5%
Raleigh, NC                       5,375     5,091       5.6%         1,945     1,716      13.3%         3,430   3,375         1.6%
Phoenix, AZ                       4,223     3,842       9.9%         1,323     1,221       8.4%         2,900   2,621        10.6%
Austin, TX                        4,776     4,436       7.7%         2,297     2,213       3.8%         2,479   2,223        11.5%
Other                             3,040     2,916       4.3%         1,206     1,163       3.7%         1,834   1,753         4.6%
                              ------------------------------     ------------------------------     ------------------------------
      Total Same Property      $128,324  $122,075       5.1%       $47,898   $45,863       4.4%       $80,426 $76,212         5.5%

                              Apartment
                                Homes              % of NOI       Average Occupancy(a)              Weighted Average Rental Rate(b)
Quarterly Results (a)          Included          Contribution(a)    1Q07      1Q06     Change          1Q07      1Q06     Change
----------------------------------------------------------------------------------------------------------------------------------

D.C. Metro                        2,663                10.7%          95.5%     95.9%    (0.4%)        $1,454    $1,390       4.6%
Las Vegas, NV                     2,937                 6.9%          95.8%     97.0%    (1.2%)           872       834       4.6%
Los Angeles/Orange County, CA     1,770                 7.4%          92.5%     95.3%    (2.8%)         1,634     1,569       4.2%
San Diego/Inland Empire, CA         846                 3.0%          93.8%     94.1%    (0.3%)         1,525     1,440       5.9%
Tampa, FL                         5,097                 9.4%          94.5%     96.6%    (2.1%)           823       777       5.9%
Dallas, TX                        5,989                 7.7%          94.2%     95.6%    (1.4%)           637       621       2.5%
Houston, TX                       3,350                 5.9%          95.1%     95.5%    (0.4%)           777       749       3.7%
SE Florida                        2,520                 9.0%          96.2%     98.4%    (2.2%)         1,471     1,372       7.2%
Charlotte, NC                     3,713                 7.6%          95.0%     96.2%    (1.2%)           832       788       5.6%
Orlando, FL                       3,296                 7.3%          92.6%     97.3%    (4.7%)           932       878       6.1%
Atlanta, GA                       3,202                 7.0%          93.5%     95.0%    (1.5%)           900       864       4.3%
Denver, CO                        2,209                 4.8%          94.1%     93.7%      0.4%           826       817       1.1%
Raleigh, NC                       2,220                 4.3%          93.4%     97.0%    (3.6%)           763       728       4.8%
Phoenix, AZ                       1,441                 3.6%          94.9%     97.8%    (2.9%)           933       845      10.4%
Austin, TX                        2,135                 3.1%          93.9%     95.1%    (1.2%)           707       684       3.4%
Other                             1,216                 2.3%          94.3%     93.9%      0.4%           800       773       3.5%
                              ----------          ----------     ------------------------------     ------------------------------
      Total Same Property        44,604               100.0%          94.4%     96.0%    (1.6%)          $926      $884       4.8%

(a) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2006, excluding properties held for sale and communities under redevelopment.
(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

                                                                                                                   "SAME PROPERTY"
CAMDEN                                                                                              SEQUENTIAL QUARTER COMPARISONS
                                                                                                                    March 31, 2007
                                                                                      (In thousands, except property data amounts)
----------------------------------------------------------------------------------------------------------------------------------
(Unaudited)
                               Revenues                           Expenses                             NOI
Quarterly Results (a)            1Q07      4Q06     Growth          1Q07      4Q06     Growth          1Q07      4Q06     Growth
----------------------------------------------------------------------------------------------------------------------------------
D.C. Metro                      $11,757   $11,624       1.1%        $3,184    $3,175       0.3%        $8,573    $8,449       1.5%
Las Vegas, NV                     8,096     8,069       0.3%         2,574     2,685     (4.1%)         5,522     5,384       2.6%
Los Angeles/Orange County, CA     8,428     8,459     (0.4%)         2,438     2,742    (11.1%)         5,990     5,717       4.8%
San Diego/Inland Empire, CA       3,804     3,799       0.1%         1,383     1,432     (3.4%)         2,421     2,367       2.3%
Tampa, FL                        13,238    12,945       2.3%         5,690     5,885     (3.3%)         7,548     7,060       6.9%
Dallas, TX                       12,137    11,862       2.3%         5,928     5,635       5.2%         6,209     6,227     (0.3%)
Houston, TX                       8,170     7,961       2.6%         3,397     3,425     (0.8%)         4,773     4,536       5.2%
SE Florida                       11,696    11,340       3.1%         4,456     4,195       6.2%         7,240     7,145       1.3%
Charlotte, NC                     9,674     9,420       2.7%         3,568     3,529       1.1%         6,106     5,891       3.6%
Orlando, FL                       9,291     9,396     (1.1%)         3,421     3,566     (4.1%)         5,870     5,830       0.7%
Atlanta, GA                       8,833     8,702       1.5%         3,180     3,169       0.3%         5,653     5,533       2.2%
Denver, CO                        5,786     5,665       2.1%         1,908     1,968     (3.0%)         3,878     3,697       4.9%
Raleigh, NC                       5,375     5,212       3.1%         1,945     1,862       4.5%         3,430     3,350       2.4%
Phoenix, AZ                       4,223     4,067       3.8%         1,323     1,269       4.3%         2,900     2,798       3.6%
Austin, TX                        4,776     4,766       0.2%         2,297     2,217       3.6%         2,479     2,549     (2.7%)
Other                             3,040     3,008       1.1%         1,206     1,118       7.9%         1,834     1,890     (3.0%)
                              ------------------------------     ------------------------------     ------------------------------
      Total Same Property      $128,324  $126,295       1.6%       $47,898   $47,872       0.1%       $80,426   $78,423       2.6%


                              Apartment
                                Homes              % of NOI       Average Occupancy(a)             Weighted Average Rental Rate(b)
Quarterly Results (a)          Included            Contribution     1Q07      4Q06     Change          1Q07      4Q06     Change
                                                        (a)
----------------------------------------------------------------------------------------------------------------------------------

D.C. Metro                        2,663                10.7%          95.5%     94.7%      0.8%        $1,454    $1,455     (0.1%)
Las Vegas, NV                     2,937                 6.9%          95.8%     95.7%      0.1%           872       870       0.3%
Los Angeles/Orange County, CA     1,770                 7.4%          92.5%     92.9%    (0.4%)         1,634     1,633       0.1%
San Diego/Inland Empire, CA         846                 3.0%          93.8%     94.0%    (0.2%)         1,525     1,511       0.9%
Tampa, FL                         5,097                 9.4%          94.5%     93.1%      1.4%           823       826     (0.4%)
Dallas, TX                        5,989                 7.7%          94.2%     93.9%      0.3%           637       635       0.3%
Houston, TX                       3,350                 5.9%          95.1%     94.2%      0.9%           777       777       0.1%
SE Florida                        2,520                 9.0%          96.2%     95.4%      0.8%         1,471     1,460       0.8%
Charlotte, NC                     3,713                 7.6%          95.0%     93.8%      1.2%           832       835     (0.3%)
Orlando, FL                       3,296                 7.3%          92.6%     94.6%    (2.0%)           932       933     (0.1%)
Atlanta, GA                       3,202                 7.0%          93.5%     94.1%    (0.6%)           900       902     (0.2%)
Denver, CO                        2,209                 4.8%          94.1%     93.2%      0.9%           826       824       0.2%
Raleigh, NC                       2,220                 4.3%          93.4%     92.4%      1.0%           763       765     (0.2%)
Phoenix, AZ                       1,441                 3.6%          94.9%     94.6%      0.3%           933       925       0.9%
Austin, TX                        2,135                 3.1%          93.9%     95.1%    (1.2%)           707       700       0.9%
Other                             1,216                 2.3%          94.3%     93.9%      0.4%           800       804     (0.4%)
                              ----------          ----------     ------------------------------     ------------------------------
      Total Same Property        44,604               100.0%          94.4%     94.1%      0.3%          $926      $925       0.2%

(a) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2006, excluding properties held for sale and communities under redevelopment.
(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

CAMDEN                             JOINT VENTURE OPERATIONS
                        (In thousands, except per share and
                                     property data amounts)
-----------------------------------------------------------
Company's Pro-rata Share of Joint Venture Operations:
(Unaudited)
                               Three Months Ended
                                   March 31,
                              -----------------------------
OPERATING DATA (a)                2007          2006
-------------------------     -----------------------------
Property Revenues
Rental revenues                       $4,855         $4,042
Other property revenues                  538            402
                              -----------------------------
   Total property
    revenues                           5,393          4,444

Property Expenses
Property operating and
 maintenance                           1,442          1,234
Real estate taxes                        440            396
                              -----------------------------
   Total property
    expenses                           1,882          1,630

Net Operating Income
 (NOI)                                 3,511          2,814

Other expenses
Interest                               1,682          1,440
Depreciation and
 amortization                          1,072            800
Other                                     22             20
                              -----------------------------
   Total other expenses                2,776          2,260

Gain on sale of
 properties, net                           -          1,763
                              -----------------------------

Equity in income (loss) of
 joint ventures                         $735         $2,317
                              =============================


                                      Mar 31,        Dec 31,        Sep 30,        Jun 30,        Mar 31,
                                        2007           2006           2006           2006           2006
                              ---------------------------------------------------------------------------
BALANCE SHEET DATA (b)
----------------------
Real estate assets, net             $995,189       $976,408       $944,537       $647,555       $640,591
Cash and other assets,
 net                                  26,109         25,993         20,760         14,798         15,011
                              ---------------------------------------------------------------------------
   Total assets                   $1,021,298     $1,002,401       $965,297       $662,353       $655,602

Notes payable                       $795,329       $771,633       $748,542       $540,134       $531,266
Notes payable due to
 Camden                               43,412         41,456         31,035         23,326         22,531
Other liabilities                     10,463         11,021         10,868          8,009          7,902
                              ---------------------------------------------------------------------------
   Total liabilities                $849,204       $824,110       $790,445       $571,469       $561,699

Members' equity                      172,094        178,291        174,852         90,884         93,903
                              ---------------------------------------------------------------------------
   Total liabilities and
    members' equity               $1,021,298     $1,002,401       $965,297       $662,353       $655,602

Camden's equity
 investment                           $8,321         $9,245         $8,266         $8,270         $8,199
Distributions in excess of
 investment in joint
 ventures                           ($18,805)      ($18,350)      ($18,044)      ($12,701)      ($11,556)

Camden's pro-rata share of
 debt                               $184,778       $176,707       $166,689       $126,766       $123,879


PROPERTY DATA (end of period)
-----------------------------
Total operating
 properties                               36             36             36             28             28
Total operating apartment
 homes                                10,689         10,689         10,689          7,684          7,684
Pro rata share of operating
 apartment homes                       2,072          2,072          2,072          1,644          1,644
Total development
 properties                                5              5              3              2              2
Total development apartment
 homes                                 1,528          1,528          1,069            561            561
Pro rata share of
 development apartment homes             458            458            321            168            168


(a) Operating data represents Camden's pro-rata share of revenues and expenses.
(b) Balance sheet and property data reported at 100%.

CAMDEN                                                                                                CURRENT DEVELOPMENT PIPELINE
----------------------------------------------------------------------------------------------------------------------------------
(Unaudited)

DEVELOPMENT PIPELINE AS OF MARCH 31, 2007 ($ in millions)

                                                                                      Estimated/Actual Dates for
                           Total     Total      Cost         Construction   Initial   Construction  Stabilized   As of 04/22/07
Completed Communities      Homes     Budget   to Date            Start     Occupancy   Completion   Operations % Leased % Occupied
----------------------------------------------------------------------------------------------------------------------------------
1. Camden Westwind             464     $97.6     $95.0           1Q04         1Q05        2Q06         3Q07          76%       75%
   Ashburn, VA
2. Camden Manor Park           484      52.0      49.2           2Q04         4Q05        3Q06         3Q07          87%       85%
   Raleigh, NC
3. Camden Royal Oaks           236      22.0      20.8           2Q05         2Q06        3Q06         1Q08          52%       42%
   Houston, TX
4. Camden Clearbrook           297      46.0      45.3           4Q04         2Q06        1Q07         3Q07          91%       87%
   Frederick, MD
5. Camden Old Creek            350      98.0      91.7           1Q05         3Q06        1Q07         4Q07          61%       59%
                         ------------------------------                                                       --------------------
   San Marcos, CA

Total Completed
 Communities                 1,831    $315.6    $302.0                                                               75%       72%

                                                                                            Estimated/Actual Dates for
                           Total     Total      Cost     Amount   Construction   Initial   Construction    Stabilized
Development Communities    Homes     Budget   to Date    in CIP       Start     Occupancy   Completion     Operations
------------------------------------------------------------------------------------------------------------------------
UNDER CONSTRUCTION
-------------------------
 6. Camden Monument Place      368     $64.0     $53.1     $53.1      1Q05         2Q07        4Q07           2Q08
    Fairfax, VA
 7. Camden Potomac Yards       379     110.0      83.5      83.5      1Q05         2Q07        4Q07           4Q08
    Arlington, VA
 8. Camden City Centre         379      54.0      42.7      42.7      1Q06         2Q07        4Q07           3Q08
    Houston, TX
 9. Camden Dulles Station      368      77.0      29.6      29.6      1Q06         1Q08        1Q09           3Q09
    Oak Hill, VA
10. Camden Summerfield         291      68.0      33.2      33.2      2Q06         4Q07        4Q08           1Q09
    Landover, MD
11. Camden Orange Court        261      49.0      21.7      21.7      2Q06         2Q08        3Q08           1Q09
                         ----------------------------------------


Total Development
 Communities                 2,046    $422.0    $263.8    $263.8

Additional land held for
 development (a)                                           146.2
                                                       ----------

Total Properties Under Development
 (per Balance Sheet)                                      $410.0
                                                       ==========

NOI CONTRIBUTION FROM NON STABILIZED COMMUNITIES ($ in millions)

                                                    Total Cost  1Q07 NOI
                                                    --------------------
Development Communities stabilized at
 quarter end                                            $80.6      $1.6
Completed Communities in lease-up                       302.0       2.4
Development Communities                                 263.8       0.0
                                                    --------------------
   Total Development NOI Contribution                  $646.4      $4.0

(a)  Please refer to the future development pipeline summary on page 17.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN                                                                                          JOINT VENTURE DEVELOPMENT PIPELINE
----------------------------------------------------------------------------------------------------------------------------------
(Unaudited)

JOINT VENTURE DEVELOPMENT PIPELINE AS OF MARCH 31,
 2007 ($ in millions)
                                                                                                      Estimated/Actual Dates for
                                Total     Total      Cost     Amount   Construction      Initial     Construction    Stabilized
Joint Venture Camden Developed  Homes     Budget   to Date    in CIP       Start        Occupancy     Completion     Operations
 Communities
----------------------------------------------------------------------------------------------------------------------------------
UNDER CONSTRUCTION
------------------
1. Camden Main & Jamboree           290    $107.1     $99.3     $99.3      3Q04           2Q07           2Q07           4Q07
   Irvine, CA
2. Camden Plaza                     271      42.9      35.3      35.3      1Q06           2Q07           3Q07           2Q08
   Houston, TX
3. Camden College Park College      508     139.9      82.2      82.2      3Q06           4Q07           1Q09           4Q09
    Park, MD                  ----------------------------------------

Total Joint Venture Camden
 Developed Communities            1,069    $289.9    $216.8    $216.8


                                                              Camden      Camden       Estimated/Actual Dates for
                                Total     Total      Cost     Equity     Mezzanine    Construction    Stabilized
Joint Venture Third Party       Homes     Budget   to Date   Invested    Invested         Start       Operations
 Developed Communities
-------------------------------------------------------------------------------------------------------------------
UNDER CONSTRUCTION
------------------
1. Braeswood Place                  340     $48.0     $13.3      $1.4           $7.3      1Q07           1Q09
   Houston, TX
2. Belle Meade                      119      30.0       5.9       0.9            2.9      1Q07           1Q09
    Houston, TX               -------------------------------------------------------

Total Joint Venture Third
 Party Developed Communities        459     $78.0     $19.2      $2.3          $10.2

Note: This table contains forward-looking statements.  Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN                                     FUTURE DEVELOPMENT PIPELINE
                                                  & LAND HELD FOR SALE
----------------------------------------------------------------------
(Unaudited)

DEVELOPMENT PIPELINE AS OF MARCH 31,
 2007 ($ in millions)

                               Projected      Estimated           Cost
PIPELINE COMMUNITIES (a)           Homes         Budget        to Date
----------------------------------------------------------------------

PRE CONSTRUCTION
------------------------
  1. Camden South
      Capital                       244         $110.0          $18.6
     Washington, DC
  2. Camden Montague                192           33.0            6.0
     Tampa, FL
  3. Camden Summerfield
      II                            187           55.0           15.2
     Landover, MD
  4. Camden McGowen
      Station                       252           48.0            9.3
     Houston, TX
  5. Camden Whispering
      Oaks                          274           30.0            3.8
     Houston, TX
  6. Camden Circle C                208           27.0            3.9
     Austin, TX
  7. Camden Noma                    713          342.0           45.4
     Washington, DC
  8. Camden Lake Nona               432           70.0           13.5
     Orlando, FL

PRE DEVELOPMENT
------------------------
  9. Camden Farmers
      Market III                    306           50.0            9.4
     Dallas, TX
 10. Camden City Centre
      II                            239           40.0            6.8
     Houston, TX
 11. Camden Andrau                  601           57.0            7.4
     Houston, TX

UNDER CONTRACT
------------------------
 12. Camden Amber Oaks              348           40.0            0.0
     Austin, TX
 13. Camden Selma and
      Vine                          306          250.0            0.0
     Hollywood, CA
 14. Camden North Lamar             290           55.0            0.0
     Austin, TX
 15. Camden Deer Springs            428           85.0            0.0
     Las Vegas, NV
 16. Camden Countryway              348           60.0            0.0
                         ---------------------------------------------
     Tampa, FL

Subtotal Development
 Pipeline                         5,368       $1,352.0         $139.3

Costs incurred for
 Properties Under
 Contract (b)                                                     6.9

Total Development
 Pipeline                                                      $146.2

                                                               Current
LAND HELD FOR SALE AS OF                          Acres     Book Value
 MARCH 31, 2007 ($ in
 millions)
----------------------------------------------------------------------
  1. Southeast Florida                             3.1          $12.3
  2. Dallas                                        2.6            2.5
                                        ------------------------------

Total Land Parcels Held
 For Sale:                                         5.7          $14.8

(a) Represents development opportunities in the early phase of the development process for which the Company either has an option to acquire land or enter into a leasehold interest, for which the Company is the buyer under a long-term conditional contract to purchase land or where the Company owns land to develop a new community.
(b) The Company capitalizes related predevelopment costs incurred in pursuit of new developments for which future development is probable.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN                                                                                                  REDEVELOPMENT SUMMARY
-----------------------------------------------------------------------------------------------------------------------------
(Unaudited)

REDEVELOPMENT SUMMARY AS OF MARCH
 31, 2007 ($ in millions)
                                      Homes                        Estimated/Actual Dates for
                           Total   Redeveloped  Total     Cost    Redevelopment  Redevelopment     Project      1Q07 Average
Communities                Homes     To Date   Budget   to Date       Start       Completion   Restabilization   % Occupied
-----------------------------------------------------------------------------------------------------------------------------
  1. Camden Breakers           288         67     $1.2      $0.2      4Q06           1Q08           2Q08                  89%
     Corpus Christi, TX
  2. Camden Canyon             200         19      2.5       0.3      1Q07           2Q08           3Q08                  95%
     Las Vegas, NV
  3. Camden Del Mar            560         45      7.9       0.7      1Q07           2Q08           3Q08                  91%
     Las Vegas, NV
  4. Camden Fairways           320         36      5.3       0.6      1Q07           2Q08           3Q08                  94%
     Henderson, NV
  5. Camden Glen Lakes         424        102      6.2       2.6      4Q06           1Q08           2Q08                  86%
     Dallas, TX
     Camden Providence
  6.  Lakes                    260         79      1.6       0.4      4Q06           1Q08           2Q08                  85%
     Brandon, FL
  7. Camden Touchstone         132         42      1.3       0.3      4Q06           1Q08           2Q08                  90%
     Charlotte, NC
  8. Camden Vanderbilt         894        106      8.2       1.1      4Q06           2Q08           3Q08                  94%
     Houston, TX
  9. Camden Westshore          278         99      1.7       0.5      4Q06           1Q08           2Q08                  87%
                         ----------------------------------------                                              --------------
     Tampa, FL

Total                        3,356        595    $35.9      $6.7                                                          91%

CAMDEN                                                                         NOTES RECEIVABLE SUMMARY
-------------------------------------------------------------------------------------------------------
(Unaudited)

NOTES RECEIVABLE AS OF MARCH 31, 2007 ($
 in thousands)
                                                                       03/31/07    03/31/07   12/31/06
                                                                        Total        Note       Note
     Location            Current         Current Status                 Homes      Balance    Balance
                          Property Type
     --------------------------------------------------------------------------------------------------
     Irvine, CA          Multifamily     Development                        290     $18,312    $17,695
     Houston, TX         Multifamily     Development/Predevelopment         831      29,389     20,516
     College Park, MD    Multifamily     Development                        508       7,371      7,122
                                                                      ----------  ---------- ----------
     Total Notes
      Receivable:                                                         1,629     $55,072    $45,333

     Weighted Average Interest Rate
      Recognized:                                                                      11.7%      12.4%

CAMDEN                                     ACQUISITIONS & DISPOSITIONS
----------------------------------------------------------------------
(Unaudited)

2007 ACQUISITION/DISPOSITION ACTIVITY

Acquisitions
------------
None

Dispositions
------------
None

CAMDEN                                                                                 DEBT ANALYSIS
                                                        (In thousands, except property data amounts)
----------------------------------------------------------------------------------------------------
(Unaudited)

DEBT MATURITIES AS OF MARCH 31,
 2007: (a)
                                                                                  Weighted Average
                             Future Scheduled Repayments             Percent      Interest Rate on
                    ---------------------------------------------
     Year            Amortization    Maturities        Total        of Total       Maturing Debt
     -----------------------------------------------------------------------------------------------
     2007                   $9,805       $206,738       $216,543            8.8%                5.6%
     2008                   11,777        188,879        200,656            8.1%                4.8%
     2009                    7,860        190,324        198,184            8.0%                5.0%
     2010                    7,119        445,677        452,796           18.4%                5.1%
     2011                    4,131        244,233        248,364           10.1%                6.5%
     2012                    2,976        269,541        272,517           11.0%                5.7%
     2013                    1,629        225,830        227,459            9.2%                5.4%
     Thereafter             46,276        258,802        305,078           12.4%                5.0%
                    --------------------------------------------------------------------------------
              Total
           Maturing
               Debt        $91,572     $2,030,024     $2,121,596           86.0%                5.4%

     Unsecured Line
      of Credit                  0        345,000        345,000           14.0%                5.5%
                    --------------------------------------------------------------------------------
         Total Debt        $91,572     $2,375,024     $2,466,596          100.0%                5.4%

     Weighted Average Maturity of        4.5 Years(excluding line of credit)
      Debt


                                                                    Weighted
                                                                     Average
FLOATING vs. FIXED                         Balance  % of Total    Interest Rate
 RATE DEBT:
                                   ---------------------------------------------
     Floating rate debt                  $410,143           16.6%           5.4%
     Fixed rate debt                    2,056,453           83.4%           5.4%
                                   ---------------------------------------------
          Total                        $2,466,596          100.0%           5.4%

                                                                    Weighted
                                                                     Average
SECURED vs.                                Balance  % of Total    Interest Rate
 UNSECURED DEBT:
                                   ---------------------------------------------
     Unsecured debt                    $1,897,865           76.9%           5.6%
     Secured debt                         568,731           23.1%           4.8%
                                   ---------------------------------------------
          Total                        $2,466,596          100.0%           5.4%

                                                                    Weighted
                                                                     Average
SECURED DEBT DETAIL:                       Balance  % of Total    Interest Rate
                                   ---------------------------------------------
     Coventional fixed-rate
      mortgage debt                      $497,098           87.4%           4.8%
     Coventional floating-rate
      mortgage debt                        $6,792            1.2%           6.6%
     Tax exempt fixed rate debt            $6,490            1.1%           7.3%
     Tax exempt variable rate debt        $58,351           10.3%           4.2%
                                   ---------------------------------------------
          Total                          $568,731          100.0%           4.8%

REAL ESTATE ASSETS: (b)                Total Homes  % of Total        Total Cost     % of Total
                                   -----------------------------------------------------------------
     Unencumbered real estate
      assets                               47,172           84.4%    $4,271,702                80.8%
     Encumbered real estate assets          8,701           15.6%     1,012,044                19.2%
                                   -----------------------------------------------------------------
          Total                            55,873          100.0%    $5,283,746               100.0%

                    --------------------------------------------------------------------------------
                       Ratio of unencumbered assets at cost to unsecured debt is          2.3 times
                    --------------------------------------------------------------------------------

UNCONSOLIDATED, NON-RECOURSE DEBT:
     Pro-Rata Share of Debt              $184,778
     Weighted Average Interest Rate           6.2%


(a) Debt maturities exclude unsecured line of credit, which after all extensions matures in January 2011.

(b) Real estate assets include communities under development and exclude communities held through joint ventures.

CAMDEN                                                              DEBT COVENANT ANALYSIS
                                                                            March 31, 2007
------------------------------------------------------------------------------------------
(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)                               Required         Actual (b)       Compliance
------------------------------          ---------------     ----------     ---------------
Total Consolidated Debt to Gross Asset
 Value                                      <       60%            46%           Yes
                                            -
Secured Debt to Gross Asset
 Value                                      <       40%            10%           Yes
                                            -
Consolidated EBITDA to Total
 Fixed Charges                              >      150%           213%           Yes
                                            -
Unencumbered Adjusted NOI to Unsecured
 Interest Expense                           >      200%           278%           Yes


SENIOR UNSECURED NOTES

Covenant (a)                               Required         Actual (b)       Compliance
------------------------------          ---------------     ----------     ---------------
Total Consolidated Debt to Total Asset
 Value                                      <       60%            46%           Yes
                                            _
Total Secured Debt to Total
 Asset Value                                <       40%            11%           Yes
                                            _
Total Unencumbered Asset Value to Total
 Unsecured Debt                             >      150%           231%           Yes
                                            -
Consolidated Income Available for Debt
 Service to Total                           >      150%           258%           Yes
Annual Service Charges


(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured
    Line of Credit and the Senior Unsecured Notes.

CAMDEN                                                                                                           CAPITALIZED
                                                                                                                 EXPENDITURES
                                                                                                        & MAINTENANCE EXPENSE
                                                                                             (In thousands, except unit data)
-----------------------------------------------------------------------------------------------------------------------------
(Unaudited)
                                                                            First Quarter 2007(a)
                                        -------------------------------------------------------------------------------------
                                                        Capitalized                                     Expensed
                                        ---------------------------------------------     -----------------------------------
                                          Weighted Average
  Item                                    Useful Life (b)          Total    Per Unit           Total           Per Unit
  ---------------------------------     ---------------------------------------------     -----------------------------------
  Interiors
   Floor coverings                           5.4 years              $2,926       $55                $765                 $15
   Appliances                                9.2 years                 567        10                 132                   3
   Painting                                      -                       -         -               1,402                  26
   Cabinetry/Countertops                     10.0 years                232         4                   -                   0
   Other                                     9.2 years                 525        10                 431                   8
  Exteriors
   Painting                                  5.0 years                  68         1                   -                   0
   Carpentry                                 10.0 years                587        11                   -                   0
   Landscaping                               8.4 years                 834        16               2,662                  50
   Roofing                                   20.0 years                417         8                  74                   1
   Site Drainage                             10.0 years                 22         0                   -                   0
   Fencing/Stair                             10.0 years                200         4                   -                   0
   Other (c)                                 7.9 years                 886        17               3,931                  74
  Common Areas
   Mech., Elec., Plumbing                    9.7 years                 799        15                 647                  12
   Parking/Paving                            5.0 years                 139         3                   -                   0
   Pool/Exercise/Facility                    8.2 years               1,108        21                 222                   4
                                                                 --------------------     -----------------------------------
                                                                    $9,310      $175             $10,266                $193

  Weighted Average Apartment Homes                                            53,097                                  53,097


  (a) Includes discontinued operations. Capitalized expenditures for discontinued operations were $76 for the three months months ended March 31, 2007. Maintenance expenses for discontinued operations were $169 for the same period.
  (b) of capitalized expenses for the three months ended March 31, 2007
  (c) Includes in part the following items: site/building repair, masonry/plaster, and general conditions

CAMDEN                                                                                       NON-GAAP FINANCIAL MEASURES
                                                                                           DEFINITIONS & RECONCILIATIONS
                                                                                (In thousands, except per share amounts)
------------------------------------------------------------------------------------------------------------------------
(Unaudited)

 This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other
 REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
-----
 The National Association of Real Estate Investment Trusts ("NAREIT") currently defines FFO as net income computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Camden's definition of diluted FFO also assumes conversion of all dilutive convertible securities, including minority interests, which are convertible into common equity. The Company considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties and excluding depreciation, FFO can help one compare the operating performance of a company's real estate between periods or as compared to different companies. A reconciliation of net income to FFO is provided below:

                                                                                 Three Months Ended
                                                                                      March 31,
                                                                           ------------------------------
                                                                                 2007           2006
                                                                           ------------------------------
  Net income                                                                      $13,037        $41,443
  Real estate depreciation and
   amortization from continuing
   operations                                                                      39,606         36,027
  Real estate depreciation from
   discontinued operations                                                              -            718
  Adjustments for unconsolidated joint
   ventures                                                                         1,086            781
  Income from continuing operations
   allocated to common units                                                          853          1,205
  Income from discontinued operations
   allocated to common units                                                          153            820
  (Gain) on sale of operating
   properties, net of taxes                                                         1,184              -
  (Gain) on sale of discontinued
   operations                                                                           -        (27,392)
  (Gain) on sale of joint venture
   properties                                                                           -         (1,763)
                                                                           ------------------------------
     Funds from operations - diluted                                              $55,919        $51,839
                                                                           ==============================

Weighted average number of common and
common equivalent shares outstanding:
EPS diluted                                                                        59,994         55,474
FFO diluted                                                                        63,021         58,988

 Net income per common share - diluted                                              $0.22          $0.75
 FFO per common share - diluted                                                     $0.89          $0.88

Expected FFO
---------------
 Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected net income (EPS). A reconciliation of the ranges provided for expected net income per diluted share to expected FFO per diluted share is provided below:
                                          2Q07 Range                         2007 Range
                                              Low           High                       Low           High
                                        ------------------------------     ------------------------------

Expected net income per share - diluted          $0.21          $0.25               $0.95          $1.25
Expected difference between EPS and
 fully diluted FFO shares                        (0.01)         (0.01)              (0.05)         (0.05)
Expected real estate depreciation                 0.64           0.64                2.53           2.53
Expected adjustments for unconsolidated
 joint ventures                                   0.02           0.02                0.06           0.06
Expected income allocated to common
 units                                            0.02           0.02                0.09           0.09
Expected (gain) on sale of properties
 held in joint ventures                           0.00           0.00                0.00           0.00
Expected (gain) on sale of properties
 and properties held for sale                     0.00           0.00                0.02           0.02
                                        ------------------------------     ------------------------------
Expected FFO per share - diluted                 $0.88          $0.92               $3.60          $3.90


Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN                                                                                       NON-GAAP FINANCIAL MEASURES
                                                                                           DEFINITIONS & RECONCILIATIONS
                                                                                (In thousands, except per share amounts)
------------------------------------------------------------------------------------------------------------------------
(Unaudited)

Net Operating Income (NOI)
--------------------------
 NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income to net operating income is provided below:

                                                                                 Three Months Ended
                                                                                      March 31,
                                                                           ------------------------------
                                                                               2007           2006
                                                                           ------------------------------
Net income                                                                        $13,037        $41,443
Fee and asset management                                                           (2,386)        (2,477)
Interest and other income                                                          (1,562)          (753)
Income on deferred compensation plans                                              (2,306)           (50)
Property management expense                                                         4,728          4,226
Fee and asset management expense                                                    1,620          1,366
General and administrative expense                                                  8,054          7,414
Interest expense                                                                   27,908         31,037
Depreciation and amortization                                                      40,321         36,681
Amortization of deferred financing costs                                              916          1,047
Expense on deferred compensation plans                                              2,306             50
Gain on sale of properties, including
 land                                                                                   -           (499)
Equity in income of joint ventures                                                   (735)        (2,317)
Distributions on perpetual preferred
 units                                                                              1,750          1,750
Income allocated to common units and
 other minority interests                                                             904          1,256
Income tax expense                                                                    721              -
Income tax expense on sale of
 depreciable operating properties                                                   1,184              -
Income from discontinued operations                                                  (946)        (2,476)
Gain on sale of discontinued operations                                                 -        (27,392)
Income from discontinued operations
 allocated to common units                                                            153            820
                                                                           ------------------------------
   Net Operating Income (NOI)                                                     $95,667        $91,126

"Same Property" Communities                                                       $80,426        $76,212
Non-"Same Property" Communities                                                     7,288          4,869
Development and Lease-Up Communities                                                2,424            308
Redevelopment Communities                                                           4,919          4,946
Dispositions / Other                                                                  610          4,791
                                                                           ------------------------------
  Net Operating Income (NOI)                                                      $95,667        $91,126


EBITDA
---------------
 EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in income of joint ventures, gain on sale of real estate assets, and income allocated to minority interests. The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income to EBITDA is provided below:

                                                                                 Three Months Ended
                                                                                     March 31,
                                                                           ------------------------------
                                                                                    2007        2006
                                                                           ------------------------------
Net income                                                                        $13,037        $41,443
Interest expense                                                                   27,908         31,037
Amortization of deferred financing costs                                              916          1,047
Depreciation and amortization                                                      40,321         36,681
Distributions on perpetual preferred units                                          1,750          1,750
Income allocated to common units and other minority
 interests                                                                            904          1,256
Income tax expense                                                                    721              -
Income tax expense on sale of depreciable operating
 properties                                                                         1,184              -
Real estate depreciation from discontinued operations                                   -            718
Gain on sale of properties, including
 land                                                                                   -           (499)
Equity in income of joint ventures                                                   (735)        (2,317)
Gain on sale of discontinued operations                                                 -        (27,392)
Income from discontinued operations allocated to common
 units                                                                                153            820
                                                                           ------------------------------
 EBITDA                                                                           $86,159        $84,544

CAMDEN                                                                                         OTHER DATA
---------------------------------------------------------------------------------------------------------
(Unaudited)

Stock Symbol:                 CPT

Exchange Traded:              NYSE

Senior Unsecured Debt Ratings:                   Rating        Outlook
                                             ----------     ----------
                              Standard &           BBB+         Stable
                               Poors
                              Fitch                BBB+         Stable
                              Moody's              Baa2       Positive


Estimated Future Dates:                          Q2 '07         Q3 '07            Q4 '07           Q1 '08
                                             ----------     ----------     -------------  ---------------
   Earnings release &                         Early Aug      Early Nov         Early Feb        Early May
    conference call

Dividend Information - Common                    Q1 '07
 Shares:
                                             ----------
   Declaration Date                           03/15/07
   Record Date                                03/30/07
   Payment Date                               04/17/07
   Distributions Per Share                       $0.69


Investor Relations Data:

   Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases and
   Supplemental Data upon request.

   For Investor Relations: recent press releases, 10-Q's, 10-K's and other information, call
   1-800-9CAMDEN or (713) 354-2787.

   To access Camden's Quarterly Conference Call, please visit our web site at camdenliving.com

   For questions contact:

        Richard J. Campo                Chairman & Chief Executive Officer
        D. Keith Oden                   President & Chief Operating Officer
        Dennis M. Steen                 Chief Financial Officer
        Kimberly A. Callahan            Vice President- Investor Relations & Asset Management

CAMDEN                                                                                                             COMMUNITY TABLE
                                                                                               Community Statistics as of 03/31/07
----------------------------------------------------------------------------------------------------------------------------------
              (Unaudited)                                                                                       1Q07 Avg
                                                              Year                                         Market Rental Rates
                                                              Placed   Average   Apartment   1Q07 Avg  ---------------------------
Community Name                     City           State     in Service   Size      Homes    Occupancy   Per Home    Per Sq. Ft.
----------------------------------------------------------------------------------------------------------------------------------
     Camden Copper Square          Phoenix        AZ             2000       786        332         95%       841             1.07
     Camden Fountain Palms (1)     Peoria         AZ        1986/1996     1,050        192         94%       800             0.76
     Camden Legacy                 Scottsdale     AZ             1996     1,067        428         96%     1,048             0.98
     Camden Pecos Ranch (1)        Chandler       AZ             2001       924        272         94%       888             0.96
     Camden San Paloma             Scottsdale     AZ        1993/1994     1,042        324         96%     1,094             1.05
     Camden Sierra (1)             Peoria         AZ             1997       925        288         96%       790             0.85
     Camden Towne Center (1)       Glendale       AZ             1998       871        240         96%       819             0.94
     Camden Vista Valley           Mesa           AZ             1986       923        357         92%       733             0.79
==================================================================================================================================
          TOTAL ARIZONA                         8 Properties                951      2,433         95%       889             0.94

     Camden Crown Valley           Mission Viejo  CA             2001     1,009        380         93%     1,632             1.62
     Camden Harbor View            Long Beach     CA             2004       976        538         94%     2,040             2.09
     Camden Martinique             Costa Mesa     CA             1986       795        714         91%     1,349             1.70
     Camden Parkside (1)           Fullerton      CA             1972       836        421         94%     1,282             1.53
     Camden Sea Palms              Costa Mesa     CA             1990       891        138         96%     1,536             1.73
                                   -----------------------------------------------------------------------------------------------
          Total Los Angeles/Orange
           County                               5 Properties                890      2,191         93%     1,567             1.76

     Camden Old Creek (2)          San Marcos     CA             2007     1,036        350   Lease-up      1,552             1.50
     Camden Sierra at Otay Ranch   Chula Vista    CA             2003       962        422         94%     1,488             1.55
     Camden Tuscany                San Diego      CA             2003       891        160         94%     1,939             2.17
     Camden Vineyards              Murrieta       CA             2002     1,053        264         94%     1,332             1.27
                                   -----------------------------------------------------------------------------------------------
          Total San Diego/Inland
           Empire                               4 Properties                994      1,196         94%     1,533             1.54

==================================================================================================================================
          TOTAL CALIFORNIA                      9 Properties                927      3,387         93%     1,555             1.68

     Camden Arbors                 Westminster    CO             1986       792        358         92%       683             0.86
     Camden Caley                  Englewood      CO             2000       925        218         96%       821             0.89
     Camden Centennial             Littleton      CO             1985       744        276         96%       661             0.89
     Camden Denver West (1)        Golden         CO             1997     1,015        320         97%       972             0.96
     Camden Highlands Ridge        Highlands RanchCO             1996     1,149        342         94%       993             0.86
     Camden Interlocken            Broomfield     CO             1999     1,022        340         96%     1,027             1.01
     Camden Lakeway                Littleton      CO             1997       932        451         93%       868             0.93
     Camden Pinnacle               Westminster    CO             1985       748        224         92%       619             0.83
==================================================================================================================================
          TOTAL COLORADO                        8 Properties                927      2,529         94%       844             0.91

     Camden Ashburn Farms          Ashburn        VA             2000     1,061        162         98%     1,306             1.23
     Camden Clearbrook (2)         Frederick      MD             2007     1,049        297   Lease-up      1,232             1.17
     Camden Fair Lakes             Fairfax        VA             1999       996        530         95%     1,472             1.48
     Camden Fairfax Corner         Fairfax        VA             2006       934        488         94%     1,504             1.61
     Camden Fallsgrove             Rockville      MD             2004       996        268         97%     1,520             1.53
     Camden Grand Parc             Washington     DC             2002       904        105         98%     2,118             2.34
     Camden Lansdowne              Leesburg       VA             2002     1,006        690         95%     1,323             1.31
     Camden Largo Town Center      Largo          MD        2000/2007     1,028        245         98%     1,532             1.49
     Camden Roosevelt              Washington     DC             2003       856        198         97%     2,091             2.44
     Camden Russett                Laurel         MD             2000     1,025        426         93%     1,305             1.27
     Camden Silo Creek             Washington     DC             2004       971        284         95%     1,295             1.33
     Camden Westwind (2)           Ashburn        VA             2006     1,036        464   Lease-up      1,370             1.32
==================================================================================================================================
          TOTAL DC METRO                       12 Properties                995      4,157         96%     1,439             1.45

     Camden Aventura               Aventura       FL             1995     1,106        379         96%     1,434             1.30
     Camden Brickell               Miami          FL             2003       937        405         98%     1,491             1.59
     Camden Doral                  Miami          FL             1999     1,172        260         97%     1,486             1.27
     Camden Doral Villas           Miami          FL             2000     1,253        232         98%     1,557             1.24
     Camden Las Olas               Ft. Lauderdale FL             2004     1,043        420         95%     1,657             1.59
     Camden Plantation             Plantation     FL             1997     1,152        502         95%     1,369             1.19
     Camden Portofino              Pembroke Pines FL             1995     1,307        322         96%     1,333             1.02
                                   -----------------------------------------------------------------------------------------------
          Total Southeast Florida               7 Properties              1,124      2,520         96%     1,471             1.31

     Camden Club                   Longwood       FL             1986     1,077        436         94%       957             0.89
     Camden Hunter's Creek         Orlando        FL             2000     1,082        270         90%     1,024             0.95
     Camden Lago Vista             Orlando        FL             2005       954        366         96%     1,006             1.05
     Camden Landings               Orlando        FL             1983       748        220         92%       787             1.05
     Camden Lee Vista              Orlando        FL             2000       937        492         90%       898             0.96
     Camden Renaissance            Altamonte      FL
                                    Springs                 1996/1998       899        578         92%       928             1.03
     Camden Reserve                Orlando        FL        1990/1991       824        526         92%       835             1.01
     Camden World Gateway          Orlando        FL             2000       979        408         95%     1,031             1.05
                                   -----------------------------------------------------------------------------------------------
          Total Orlando                         8 Properties                937      3,296         93%       932             0.99

CAMDEN                                                                                                             COMMUNITY TABLE
                                                                                               Community Statistics as of 03/31/07
----------------------------------------------------------------------------------------------------------------------------------
              (Unaudited)                                                                                       1Q07 Avg
                                                              Year                                         Market Rental Rates
                                                              Placed   Average   Apartment   1Q07 Avg  ---------------------------
Community Name                     City           State     in Service   Size      Homes    Occupancy   Per Home    Per Sq. Ft.
----------------------------------------------------------------------------------------------------------------------------------
     Camden Bay                    Tampa          FL        1997/2001       943        760         94%       901             0.96
     Camden Bay Pointe             Tampa          FL             1984       771        368         94%       765             0.99
     Camden Bayside                Tampa          FL        1987/1989       748        832         95%       795             1.06
     Camden Citrus Park            Tampa          FL             1985       704        247         96%       740             1.05
     Camden Isles                  Tampa          FL        1983/1985       722        484         92%       721             1.00
     Camden Lakes                  St. Petersburg FL        1982/1983       728        688         93%       752             1.03
     Camden Lakeside               Brandon        FL             1986       728        228         96%       790             1.08
     Camden Live Oaks              Tampa          FL             1990     1,093        770         94%       821             0.75
     Camden Preserve               Tampa          FL             1996       942        276         98%     1,136             1.21
     Camden Providence Lakes (3)   Brandon        FL             1996     1,024        260         85%       936             0.91
     Camden Westshore (3)          Tampa          FL             1986       728        278         87%       846             1.16
     Camden Woods                  Tampa          FL             1986     1,223        444         96%       883             0.72
                                   -----------------------------------------------------------------------------------------------
          Total Tampa/St.
           Petersburg                          12 Properties                874      5,635         95%       829             0.95

==================================================================================================================================
          TOTAL FLORIDA                        27 Properties                947     11,451         94%     1,000             1.06

     Camden Brookwood              Atlanta        GA             2002       906        359         94%       993             1.10
     Camden Dunwoody               Atlanta        GA             1997     1,007        324         94%       931             0.92
     Camden Deerfield              Alpharetta     GA             2000     1,187        292         92%       922             0.78
     Camden Midtown Atlanta        Atlanta        GA             2001       953        296         92%     1,048             1.10
     Camden River                  Duluth         GA             1997     1,103        352         94%       869             0.79
     Camden Peachtree City         Peachtree City GA             2001     1,026        399         94%       851             0.83
     Camden Shiloh                 Kennesaw       GA        1999/2002     1,151        232         94%       855             0.74
     Camden St. Clair              Atlanta        GA             1997       969        336         93%       944             0.97
     Camden Stockbridge            Stockbridge    GA             2003     1,009        304         93%       762             0.76
     Camden Sweetwater             Lawrenceville  GA             2000     1,151        308         94%       822             0.71
==================================================================================================================================
          TOTAL GEORGIA                        10 Properties              1,041      3,202         93%       900             0.87

     Camden Brookside (1)          Louisville     KY             1987       732        224         97%       613             0.84
     Camden Downs                  Louisville     KY             1975       682        254         97%       538             0.79
     Camden Meadows (1)            Louisville     KY        1987/1990       746        400         95%       636             0.85
     Camden Oxmoor (1)             Louisville     KY             2000       903        432         94%       761             0.84
     Camden Prospect Park (1)      Louisville     KY             1990       916        138         97%       705             0.77
==================================================================================================================================
          TOTAL KENTUCKY                        5 Properties                795      1,448         96%       659             0.83

     Camden Passage (1)            Kansas City    MO        1989/1997       832        596         95%       661             0.79
                                   -----------------------------------------------------------------------------------------------
          Total Kansas City                     1 Property                  832        596         95%       661             0.79

     Camden Cedar Lakes (1)        Lake St. Louis MO             1986       852        420         96%       643             0.75
     Camden Cove West (1)          Creve Coeur    MO             1990       828        276         93%       817             0.99
     Camden Cross Creek (1)        St. Louis      MO        1973/1980       947        591         94%       734             0.78
     Camden Taravue                St. Louis      MO             1975       676        304         94%       534             0.79
     Camden Trace                  Maryland       MO
                                    Heights                      1972     1,158        372         96%       761             0.66
     Camden Westchase (1)          St. Louis      MO             1986       945        160         94%       816             0.86
                                   -----------------------------------------------------------------------------------------------
          Total St. Louis                       6 Properties                910      2,123         95%       709             0.78

==================================================================================================================================
          TOTAL MISSOURI                        7 Properties                893      2,719         95%       699             0.78

     Camden Bel Air                Las Vegas      NV        1988/1995       943        528         95%       894             0.95
     Camden Breeze                 Las Vegas      NV             1989       846        320         96%       843             1.00
     Camden Canyon (3)             Las Vegas      NV             1995       987        200         95%       931             0.94
     Camden Commons                Henderson      NV             1988       936        376         95%       908             0.97
     Camden Cove                   Las Vegas      NV             1990       898        124         95%       852             0.95
     Camden Del Mar (3)            Las Vegas      NV             1995       986        560         91%     1,012             1.03
     Camden Fairways (3)           Henderson      NV             1989       896        320         94%       945             1.06
     Camden Hills                  Las Vegas      NV             1991       579        184         96%       647             1.12
     Camden Legends                Henderson      NV             1994       792        113        100%       876             1.11
     Camden Palisades              Las Vegas      NV             1991       905        624         96%       913             1.01
     Camden Pines (1)              Las Vegas      NV             1997     1,005        315         98%       931             0.93
     Camden Pointe                 Las Vegas      NV             1996       985        252         97%       906             0.92
     Camden Summit (1)             Henderson      NV             1995     1,187        234         95%     1,222             1.03
     Camden Tiara (1)              Las Vegas      NV             1996     1,043        400         95%       990             0.95
     Camden Vintage                Las Vegas      NV             1994       978        368         94%       856             0.88
     Oasis Bay (1)                 Las Vegas      NV             1990       876        128         95%       837             0.96
     Oasis Crossing (1)            Las Vegas      NV             1996       983         72         95%       880             0.90

CAMDEN                                                                                                             COMMUNITY TABLE
                                                                                               Community Statistics as of 03/31/07
----------------------------------------------------------------------------------------------------------------------------------
              (Unaudited)                                                                                       1Q07 Avg
                                                              Year                                         Market Rental Rates
                                                              Placed   Average   Apartment   1Q07 Avg  ---------------------------
Community Name                     City           State     in Service   Size      Homes    Occupancy   Per Home    Per Sq. Ft.
----------------------------------------------------------------------------------------------------------------------------------
     Oasis Emerald (1)             Las Vegas      NV             1988       873        132         94%       777             0.89
     Oasis Gateway (1)             Las Vegas      NV             1997     1,146        360         95%       954             0.83
     Oasis Island (1)              Las Vegas      NV             1990       901        118         93%       770             0.86
     Oasis Landing (1)             Las Vegas      NV             1990       938        144         94%       823             0.88
     Oasis Meadows (1)             Las Vegas      NV             1996     1,031        383         97%       875             0.85
     Oasis Palms (1)               Las Vegas      NV             1989       880        208         96%       814             0.93
     Oasis Pearl (1)               Las Vegas      NV             1989       930         90         97%       773             0.83
     Oasis Place (1)               Las Vegas      NV             1992       440        240         97%       586             1.33
     Oasis Ridge (1)               Las Vegas      NV             1984       391        477         93%       542             1.38
     Oasis Sands                   Las Vegas      NV             1994     1,125         48         95%       867             0.77
     Oasis Sierra (1)              Las Vegas      NV             1998       922        208         94%       917             0.99
     Oasis Springs (1)             Las Vegas      NV             1988       838        304         94%       752             0.90
     Oasis Vinings (1)             Las Vegas      NV             1994     1,152        234         97%       869             0.75
==================================================================================================================================
          TOTAL NEVADA                         30 Properties                908      8,064         96%       870             0.96

     Camden Ballantyne             Charlotte      NC             1998     1,053        400         93%       854             0.81
     Camden Cotton Mills           Charlotte      NC             2002       906        180         97%     1,253             1.38
     Camden Dilworth               Charlotte      NC             2006       857        145         97%     1,203             1.40
     Camden Eastchase              Charlotte      NC             1986       698        220         92%       552             0.79
     Camden Fairview               Charlotte      NC             1983     1,036        135         98%       787             0.76
     Camden Forest                 Charlotte      NC             1989       703        208         94%       610             0.87
     Camden Foxcroft               Charlotte      NC             1979       940        156         95%       705             0.75
     Camden Grandview              Charlotte      NC             2000     1,145        266         97%     1,330             1.16
     Camden Habersham              Charlotte      NC             1986       773        240         97%       643             0.83
     Camden Park Commons           Charlotte      NC             1997       859        232         95%       703             0.82
     Camden Pinehurst              Charlotte      NC             1967     1,147        407         95%       769             0.67
     Camden Sedgebrook             Charlotte      NC             1999     1,017        368         95%       810             0.80
     Camden Simsbury               Charlotte      NC             1985       874        100         95%       738             0.84
     Camden South End Square       Charlotte      NC             2003       883        299         96%     1,083             1.23
     Camden Stonecrest             Charlotte      NC             2001     1,169        306         95%       927             0.79
     Camden Timber Creek           Charlotte      NC             1984       706        352         94%       577             0.82
     Camden Touchstone (3)         Charlotte      NC             1986       899        132         90%       713             0.79
                                   -----------------------------------------------------------------------------------------------
          Total Charlotte                      17 Properties                941      4,146         95%       836             0.89

     Camden Glen                   Greensboro     NC             1980       662        304         95%       570             0.86
     Camden Wendover               Greensboro     NC             1985       795        216         93%       619             0.78
                                   -----------------------------------------------------------------------------------------------
          Total Greensboro                      2 Properties                717        520         94%       590             0.82

     Camden Crest                  Raleigh        NC             2001     1,129        438         94%       766             0.68
     Camden Governor's Village     Chapel Hill    NC             1999     1,134        242         94%       827             0.73
     Camden Lake Pine              Apex           NC             1999     1,075        446         93%       797             0.74
     Camden Manor Park (2)         Raleigh        NC             2006       966        484   Lease-up        844             0.87
     Camden Overlook               Raleigh        NC             2001     1,056        320         93%       829             0.79
     Camden Reunion Park           Apex           NC        2000/2004       972        420         92%       653             0.67
     Camden Westwood               Morrisville    NC             1999     1,112        354         95%       745             0.67
                                   -----------------------------------------------------------------------------------------------
          Total Raleigh                         7 Properties              1,056      2,704         93%       778             0.74

==================================================================================================================================
          TOTAL NORTH CAROLINA                 26 Properties                967      7,370         94%       797             0.82

     Camden Valleybrook            Chadds Ford    PA             2002       992        352         96%     1,273             1.28
==================================================================================================================================
          TOTAL PENNSYLVANIA                    1 Property                  992        352         96%     1,273             1.28

     Camden Briar Oaks             Austin         TX             1980       711        430         94%       590             0.83
     Camden Gaines Ranch           Austin         TX             1997       955        390         89%       995             1.04
     Camden Huntingdon             Austin         TX             1995       903        398         96%       737             0.82
     Camden Laurel Ridge           Austin         TX             1986       702        183         95%       599             0.85
     Camden Ridgecrest             Austin         TX             1995       851        284         94%       661             0.78
     Camden Ridgeview              Austin         TX             1984       859        167         97%       607             0.71
     Camden Stoneleigh             Austin         TX             2001       908        390         93%       829             0.91
     Camden Woodview               Austin         TX             1984       644        283         94%       621             0.96
                                   -----------------------------------------------------------------------------------------------
          Total Austin                          8 Properties                827      2,525         94%       726             0.88

     Camden Breakers (3)           Corpus Christi TX             1996       868        288         89%       834             0.96
     Camden Copper Ridge           Corpus Christi TX             1986       775        344         93%       634             0.82
     Camden Miramar (4)            Corpus Christi TX        1994-2004       468        778         95%       822             1.76
                                   -----------------------------------------------------------------------------------------------
          Total Corpus Christi                  3 Properties                625      1,410         93%       779             1.25

CAMDEN                                                                                                             COMMUNITY TABLE
                                                                                               Community Statistics as of 03/31/07
----------------------------------------------------------------------------------------------------------------------------------
              (Unaudited)                                                                                       1Q07 Avg
                                                              Year                                         Market Rental Rates
                                                              Placed   Average   Apartment   1Q07 Avg  ---------------------------
Community Name                     City           State     in Service   Size      Homes    Occupancy   Per Home    Per Sq. Ft.
----------------------------------------------------------------------------------------------------------------------------------

     Camden Addison (1)            Addison        TX             1996       942        456         94%       804             0.85
     Camden Buckingham             Richardson     TX             1997       919        464         95%       787             0.86
     Camden Centreport             Ft. Worth      TX             1997       910        268         93%       765             0.84
     Camden Cimarron               Irving         TX             1992       772        286         97%       754             0.98
     Camden Farmers Market         Dallas         TX        2001/2005       933        904         95%       926             0.99
     Camden Gardens                Dallas         TX             1983       652        256         92%       544             0.84
     Camden Glen Lakes (3)         Dallas         TX             1979       877        424         86%       702             0.80
     Camden Lakeview               Irving         TX             1985       853        476         93%       610             0.72
     Camden Legacy Creek           Plano          TX             1995       831        240         95%       799             0.96
     Camden Legacy Park            Plano          TX             1996       871        276         98%       814             0.93
     Camden Oasis                  Euless         TX             1986       548        602         94%       541             0.99
     Camden Place                  Mesquite       TX             1984       772        442         95%       578             0.75
     Camden Ridge                  Ft. Worth      TX             1985       829        208         93%       602             0.73
     Camden Springs                Dallas         TX             1987       713        304         92%       564             0.79
     Camden Terrace                Ft. Worth      TX             1984       848        340         95%       588             0.69
     Camden Towne Village          Mesquite       TX             1983       735        188         94%       611             0.83
     Camden Valley Creek           Irving         TX             1984       855        380         94%       636             0.74
     Camden Valley Park            Irving         TX             1986       743        516         95%       619             0.83
     Camden Valley Ridge           Irving         TX             1987       773        408         93%       569             0.74
     Camden Westview               Lewisville     TX             1983       697        335         95%       584             0.84
                                   -----------------------------------------------------------------------------------------------
          Total Dallas/Ft. Worth               20 Properties                810      7,773         94%       684             0.84

     Camden Baytown                Baytown        TX             1999       844        272         95%       792             0.94
     Camden Creek                  Houston        TX             1984       639        456         91%       585             0.92
     Camden Greenway               Houston        TX             1999       861        756         96%       972             1.13
     Camden Holly Springs (1)      Houston        TX             1999       934        548         94%       885             0.95
     Camden Midtown                Houston        TX             1999       843        337         99%     1,102             1.31
     Camden Oak Crest              Houston        TX             2003       870        364         96%       799             0.92
     Camden Park (1)               Houston        TX             1995       866        288         97%       769             0.89
     Camden Royal Oaks (2)         Houston        TX             2006       923        236   Lease-up      1,060             1.15
     Camden Steeplechase           Houston        TX             1982       748        290         94%       632             0.84
     Camden Stonebridge            Houston        TX             1993       845        204         98%       770             0.91
     Camden Sugar Grove (1)        Stafford       TX             1997       917        380         94%       844             0.92
     Camden Vanderbilt (3)         Houston        TX        1996/1997       863        894         94%     1,045             1.21
     Camden West Oaks              Houston        TX             1982       726        671         94%       572             0.79
                                   -----------------------------------------------------------------------------------------------
          Total Houston                        13 Properties                833      5,696         95%       845             1.01
==================================================================================================================================
          TOTAL TEXAS                          44 Properties                805     17,404         94%       750             0.93
==================================================================================================================================
TOTAL PROPERTIES                              187 Properties                907     64,516         95%       917             1.01
==================================================================================================================================

  (1)Communities owned through investment in joint venture.
  (2)Completed communities in lease-up as of March 31, 2007 are excluded from total occupancy numbers.
  (3)Communities under redevelopment as of March 31, 2007 are excluded from total occupancy numbers.
  (4)Miramar is a student housing community which is excluded from total occupancy numbers.